UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	Parnassus Funds (811-04044) Parnassus Income Funds (811-06673)

Parnassus Funds
Parnassus Income Funds
 (Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105
 (Address of principal executive offices) (Zip code)

Marc C. Mahon, 1 Market Street, Suite 1600, San Francisco, California 94105
 (Name and address of agent for service)

415-778-0200
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2016

Item 1. Report to Stockholders.

This amendment on Form N-CSR/A is filed in order to provide the voting results for the special meeting of shareholders that was held on March 22, 2016. This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the semi-annual period ended June 30, 2016 and, other than the aforementioned voting results information (as provided below), this amendment on Form N-CSR/A does not amend or update the Form N-CSR in any way.

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of Parnassus Trust and Parnassus Income Trust (collectively the “Trusts”) was held on March 22, 2016 to consider and act upon the election of Jeanie S. Joe, Donald J. Boteler, Alecia A. DeCoudreaux and Jerome L. Dodson as Trustees of the Trusts.  At the Meeting, each of these individuals was elected as a Trustee.  In electing the Trustees, the Trusts’ shareholders voted as follows (there were no abstentions or broker non-votes):

Parnassus Trust
Election of Trustees	For	Withheld
Jeanie S. Joe	71,887,997	1,987,421
Donald J. Boteler	71,335,959	2,539,460
Alecia A. DeCoudreaux	71,877,490	1,987,929
Jerome L. Dodson	65,870,432	8,004,987

Parnassus Income Trust
Election of Trustees	For	Withheld
Jeanie S. Joe	275,564,023	10,686,880
Donald J. Boteler	275,068,392	11,182,512
Alecia A. DeCoudreaux	275,710,034	10,540,869
Jerome L. Dodson	235,520,576	50,730,327

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Funds
Parnassus Income Funds

By:            /s/ Jerome L. Dodson
Jerome L. Dodson, President

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:            /s/ Jerome L. Dodson
Jerome L. Dodson, President

Date: October 28, 2016

By:            /s/ Marc C. Mahon
Marc C. Mahon, Treasurer

Date: October 28, 2016

Signature Page